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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported) May 10, 2001

                          BEAR STEARNS DEPOSITOR INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                333-58504                  13-4164633
----------------------------      -----------                ------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
      of Incorporation)           File Number)            Identification No.)



        245 Park Avenue
       New York, New York                                10167
      ---------------------                            ----------
      (Address of Principal                            (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code (212) 272-2000

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ITEM 5. OTHER EVENTS.
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Filing of Form T-1.
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On May 11, 2001, BEAR STEARNS DEPOSITOR INC. (the "Company") is filing a Form
T-1 to designate U.S. Bank Trust National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.              Description
         -----------              -----------

                  25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 99 of Application for Qualification of Indentures under the Trust Indenture Act of 1939 on Form T-3 of Delta Financial Corporation, filed on October 20, 2000 (File No. 022-22485)).

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BEAR STEARNS DEPOSITOR INC.






                                          By: /s/ Timothy A. O'Neill
                                             ----------------------
                                             Timothy A. O'Neill
                                             Executive Vice President/Secretary


Dated: May 11, 2001

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EXHIBIT INDEX
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Exhibit       Description                                               Page
-------       -----------                                               ----

25            Form T-1 Statement of Eligibility under the               5
              Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 99 of Application for Qualification of Indentures under the Trust Indenture Act of 1939 on
              Form T-3 of Delta Financial Corporation, filed on
              October 20, 2000 (File No. 022-22485)).